================================================================================
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                            Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the Appropriate Box:
[ ] Preliminary  Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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                             NEWSTATE HOLDINGS, INC.

                 (Name of Registrant as Specified in its Charter
                                       and
                     Name of Person Filing Proxy Statement)

--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)       Title  of  each  class  of  securities  to  which  transaction applies:
                  --------------------------------------------------------------

        (2)       Aggregate number of securities to which  transaction  applies:
                  --------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  --------------------------------------------------------------

        (4)       Proposed    maximum    aggregate    value   of    transaction:
                  --------------------------------------------------------------

        (5)       Total fee paid:
                  --------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing with which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount Previously Paid:  ______________________________________
        (2) Form, Schedule or Registration Statement No.: _________________
        (3) Filing Party:  ________________________________________________
        (4) Date Filed:  __________________________________________________

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================================================================================

                             NEWSTATE HOLDINGS, INC.
                         156 W. 56th Street, Suite 2005
                            New York, New York 10019

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 9, 2000


TIME..............................       9:00 a.m. local time on Thursday, November 9, 2000

PLACE...........................         Law Offices of Pitney, Hardin, Kipp & Szuch LLP
                                         711 Third Avenue
                                         New York, New York 10017

ITEMS OF BUSINESS.........               1. To elect 4 directors.

                                         2. Such other business as may properly come before the meeting.

RECORD DATE................                    Stockholders of record at the close of business on September 29, 2000 are entitled to notice of and to vote at the meeting.

ANNUAL REPORT............                      The Corporation's Form 10-KSB for the fiscal year ending March 31, 2000, which is not a part of the proxy soliciting material, is enclosed.

PROXY VOTING...............                    You may vote by mail or in person at the Annual Meeting. You may revoke your proxy at any time prior to its exercise by delivering to NewState
                                         Holdings, Inc. a later-dated proxy or written notice of revocation.


October 6, 2000

                  IMPORTANT - PLEASE RETURN YOUR PROXY PROMPTLY

                             NEWSTATE HOLDINGS, INC.
                         156 W. 56th Street, Suite 2005
                            New York, New York 10019
                            -------------------------

                                 PROXY STATEMENT
                              Dated October 6, 2000

                       GENERAL PROXY STATEMENT INFORMATION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of NewState Holdings, Inc. ("NewState Holdings, Inc." or the "Corporation") of proxies for use at the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at the offices of Pitney, Hardin, Kipp & Szuch LLP, 711 Third Avenue, New York, New York 10017 on Thursday, November 9, 2000 at 9:00 a.m. local time. The business expected to be voted upon at the Annual Meeting is the election of four persons named in this proxy statement to serve as directors. This proxy statement is first being mailed to stockholders on approximately October 6, 2000.

Proxies

         Your vote is important.

         Because many stockholders cannot attend the Annual Meeting in person, it is necessary that a large number be represented by proxy. Any stockholder of record giving a proxy has the right to attend and to vote at the Annual Meeting in person.

Who Can Vote

         The record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting is September 29, 2000. Only stockholders of record as of that date will be entitled to notice of, and to vote at, the Annual Meeting. On the record date, 11,508,684 shares of common stock, $0.01 par value, were outstanding and eligible to be voted at the Annual Meeting. Each share of common stock is entitled to one vote per share.

How to Vote Your Shares

          Your vote is important and you are encouraged to vote your shares promptly.

          Each proxy submitted will be voted as directed. However, if a proxy solicited by the Board of Directors does not specify how it is to be voted, it will be voted as the Board recommends - that is, FOR the election of the 4 nominees for director named in this proxy statement. If any other matters are properly presented at the meeting for consideration that are not described in this proxy statement, the proxies will use their own judgement to determine how to vote your shares. At the date this proxy statement went to print, we did not anticipate that any other matters would be raised at the meeting.

          You may vote your shares by mail. To vote by mail, please date, sign, and mail your proxy card in the envelope provided as soon as possible.

          Regardless of whether you elect to vote your shares by mail, you will be able to vote in person or revoke your proxy if you follow the instructions provided below in the section entitled "To Revoke Your Proxy Instructions."

        If you hold your shares through a bank, broker or other nominee, they will give you separate instructions for voting your shares.

To Revoke Your Proxy Instructions

      The method by which you vote will not limit your right to vote at the meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the meeting. If you submit a proxy and then wish to change your vote or vote in person at the meeting, you will need to revoke the proxy that you have submitted. You can revoke your proxy at any time before it is exercised by delivery of a properly executed, later-dated proxy or a written revocation of your proxy. A later dated proxy or written revocation must be received before the meeting by the Secretary of the Corporation, Jin K. Kim, at 156 W. 56th Street, Suite 2005, New York, New York 10019, or it must be delivered to the Secretary of the Annual Meeting before proxies are voted. You will be able to change your vote as many times as you wish and the last vote received chronologically will supercede any prior votes.

Required Vote

         Directors will be elected by a plurality of the votes cast at the Annual Meeting. At the Annual Meeting, an inspector of election will tabulate ballots cast by stockholders present and voting in person and votes cast by proxy. Under applicable state law and NewState Holdings, Inc.'s Certificate of Incorporation and By-laws, abstentions and broker non-votes are counted for purposes of establishing a quorum but otherwise do not count. Generally, the approval of a specified percentage of shares voted at a stockholder meeting is required to approve a proposal and thus abstentions and broker non-votes have no effect on the outcome of a vote.

         All shares represented by valid proxies received pursuant to this solicitation will be voted in favor of the four nominees named in this Proxy Statement unless the stockholder specifies a different choice by means of his proxy or revokes the proxy prior to the time it is exercised. Should any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters in their discretion.

Solicitation of Proxies

         This proxy solicitation is being made by the Board of Directors of the Corporation and the cost of the solicitation will be paid by the Corporation. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile transmission by officers, directors and employees of the Corporation who will not be paid for solicitation activities. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation material to the beneficial owners of shares held of record by such persons, and the Corporation will reimburse them for their reasonable expenses incurred in forwarding the materials.

Stockholder Proposals

         Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, stockholders who intend to submit proposals at the 2001 Annual Meeting must submit such proposals to the Secretary of the Corporation no later than June 6, 2001 in order for them to be included in the Proxy Statement and the form of Proxy to be distributed by the Board in connection with that meeting.

         If a stockholder wishes to have a proposal considered at the 2001 Annual Meeting but does not utilize the process set forth in Rule 14a-8, Rule 14a-4(c) controls the timely filing of such proposals. Under Rule 14a-4(c), a stockholder proposal for the 2001 Annual Meeting is not timely unless delivered to or mailed to the Secretary of the Corporation no later than August 21, 2001.

         It is recommended that stockholders submitting proposals or notices of proposals direct them to the Secretary of the Corporation and utilize Certified Mail-Return Receipt Requested. Stockholders' proposals should be submitted to NewState Holdings, Inc., 156 W. 56th Street, New York, New York 10019 Attn:
Secretary.

         If the Corporation changes its 2001 Annual Meeting date to a date more than 30 days from the date of its 2000 Annual Meeting, then the deadline referred to above will be changed to a reasonable time before the Corporation begins to print and mail its proxy materials. If the Corporation changes the date of its 2001 Annual Meeting in a manner that alters the deadline, the Corporation will so state under Item 5 of the first quarterly report on Form 10-QSB it files with the SEC after the date change, or will notify its stockholders by another reasonable method.

                          GOVERNANCE OF THE CORPORATION

         Pursuant to Delaware corporation law and the Corporation's Certificate of Incorporation and By-laws, the business and affairs of the Corporation are managed under the direction of the Board of Directors. Members of the Board are kept informed of the Corporation's business through discussions with the Chairman and officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. Ernest B. Kim, Chairman, President and Chief Executive Officer of the Corporation, also serves as a director of the Corporation's operating subsidiary in Korea, NewState Capital Co., Ltd.

Compensation of Directors

         Our inside directors do not currently receive cash compensation from the Corporation for their service as members of the Board of Directors, although they are reimbursed for certain expenses in connection with attendance at Board meetings. Our outside directors receive $500 per month as compensation for service as members of the Board of Directors. There are currently two outside members of the Board of Directors. We do not provide additional compensation for committee participation or special assignments of the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and executive officers to file reports relating to their ownership and changes in ownership of the Corporation's common stock with the Securities and Exchange Commission. Based on information provided by the Corporation's directors and executive officers and a review of such reports, the Corporation believes that all required reports were filed on a timely basis during the 1999 fiscal year ending on March 31, 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table and accompanying notes sets forth information regarding beneficial ownership of NewState Holdings, Inc. common stock by all stockholders who own 5% or more of the Corporation's common stock, by Mr. Ernest
B. Kim, the only director and executive officer for whom individual information is required to be set forth in this Proxy Statement pursuant to the rules of the Securities and Exchange Commission, and by directors and all executive officers as a group. The ownership reflected in the table is accurate as of August 31, 2000. Beneficial ownership has been determined for purposes of completing this table in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended.


                           Beneficial Ownership of NewState Holdings, Inc. Common Stock

                                                 Number of Common Shares Beneficially
Name of Beneficial Owner                                       Owned (1)                               Percent of Class
------------------------                                       ---------                               ----------------
         NewState Capital Corp.                                8,000,000 (2)                                69.51%

         Ernest B. Kim, Chairman, President                    8,000,000 (3)                                69.51%
         and Chief Executive Officer

         Misoo Kim                                             8,000,000 (4)                                69.51%

         The Kim Voting Trust                                  8,000,000 (5)                                69.51%


Directors and Executive Officers of                            8,000,000 (6)                                69.51%
NewState Holdings, Inc. as a group (4
persons)


NOTES:

(1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. Beneficially owned shares also include shares owned
         (i) by a spouse,  minor children or by relatives sharing the same home,
         (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person.

(2) NewState Capital Corp., a privately held New York corporation, is the record owner of these shares. Mr. Kim is the record owner of 20.9% of the outstanding shares of NewState Capital Corp. Mr. Kim's wife is the record owner of 16.7% of the outstanding shares, and 62.4% of the outstanding shares are held in a voting trust for the benefit of Mr. Kim's three (3) children. Mr. Kim's wife is the trustee of the trust.

(3) NewState Capital Corp. is the record owner of these shares. Mr. Kim is the record owner of 20.9% of the outstanding shares of NewState Capital Corp. Mr. Kim's wife is the record owner of 16.7% of the outstanding shares, and 62.4% of the outstanding shares are held in a voting trust for the benefit of Mr. Kim's three (3) children. Mr. Kim's wife is the trustee of the trust.

(4) NewState Capital Corp. is the record owner of these shares. Mrs. Kim is the record owner of 16.7% of the outstanding shares of NewState Capital Corp. Mrs. Kim's husband is the record owner of 20.9% of the outstanding shares, and 62.4% of the outstanding shares are held in a voting trust for the benefit of Mrs. Kim's three (3) children. Mrs. Kim is the trustee of the trust.

(5) NewState Capital Corp. is the record owner of these shares. Mr. Kim is the record owner of 20.9% of the outstanding shares of NewState Capital Corp. Mr. Kim's wife is the record owner of 16.7% of the outstanding shares, and 62.4% of the outstanding shares are held in a voting trust for the benefit of Mr. Kim's three (3) children. Mr. Kim's wife is the trustee of the voting trust and has the exclusive power to: (i) vote, or to direct the voting of, the securities, and (ii) dispose, or to direct the disposition of, the securities.

(6) NewState Capital Corp. is the record owner of these shares. Mr. Kim is the record owner of 20.9% of the outstanding shares of NewState Capital Corp. Mr. Kim's wife is the record owner of 16.7% of the outstanding shares, and 62.4% of the outstanding shares are held in a voting trust for the benefit of Mr. Kim's three (3) children. Mr. Kim's wife is the trustee of the trust.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

         NewState Holdings, Inc.'s Certificate of Incorporation and By-laws authorizes a maximum of six directors, but leaves the exact number to be fixed by resolution of the Corporation's Board of Directors. The Corporation's Board has fixed the number of directors at four (4), effective November 9, 2000.

         Pursuant to NewState Holdings, Inc.'s By-Laws, the directors of the Corporation are elected annually.

         Ernest B. Kim, Jin K. Kim, Sun W. Young and A. Sungil Noh are each being nominated for one year terms extending to the 2001 Annual Meeting, If, for any reason, any of the nominees become unavailable for election, the proxy solicited by the Board of Directors will be voted for a substitute nominee selected by the Board. The Board has no reason to believe that any of the named nominees is not available or will not serve if elected.

         The names of the nominees for election and certain information about each of them are set forth below.

                        Nominees for 2000 Annual Meeting

ERNEST B. KIM, 46. Mr. Kim is the founder of NewState Capital Co., Ltd., the Corporation's operating subsidiary in Korea. He is the primary decision maker for management. From December 1998 to the present, Mr. Kim has been the chairman of the board and the chief executive officer of NewState Capital, and from July 1999 to the present the chairman of the board and chief executive officer of NewState Holdings, Inc. From 1991 to 1998, Mr. Kim was the district manager for Massachusetts Mutual Financial Services, a financial consulting and planning firm.

JIN K. KIM, 43. From July 1999 until present, Mr. Kim has been a Vice President and Director of NewState Holdings, Inc. Mr. Kim was also elected Secretary of NewState Holdings, Inc. on May 1, 2000 by the Board of Directors. From 1996 to 1999, Mr. Kim was manager of mortgage originations at NewLife Financial Co., a licensed mortgage broker. From 1994 to 1996, Mr. Kim was a manager of export/import at Grace International, Inc., a general merchandise trading company.

SUN W. YOUNG, 51. Mr. Young has been a Director of the Corporation since July 1999. He also served as Secretary of NewState from July 1999 until January 2000. Mr. Young received his law degree from Hofstra University School of Law in 1989 and has been an attorney at law licensed in the States of New York and New Jersey since that time.

A. SUNGIL NOH, 40. Mr. Noh has been a Director of NewState since June 9, 2000. Mr. Noh is the principal of the accounting firm, A. Sungil Noh, CPA, and practices in the States of New York, New Jersey and Massachusetts. Prior to establishing his firm in August 1997, he worked with two of the world's largest accounting and consulting firms, Ernest & Young L.L.P. and PricewaterhouseCoopers L.L.P., for twelve (12) years as Practice Leader of Korean Business Group and Senior Manager. His responsibilities included providing tax and consulting services to U.S., Korean, Japanese, and European companies in a variety of industries, including investment banking and broker dealers. His business and community services include; financial and tax advisor to the Korean Chamber of Commerce and Industry of U.S.A., Inc., internal auditor of the Palisades Park Chamber of Commerce, internal accountant of Presbyterian Church of Palisades, and President of the Binghamton University Korean Alumni Association. His professional affiliations comprise memberships in the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants and a register CPA of the States of New York, New Jersey and Commonwealth of Massachusetts.

         No director of NewState Holdings, Inc. is also a director of any other company registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Recommendation and Vote Required on Proposal 1

         THE NEWSTATE HOLDINGS, INC. BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINATED SLATE OF DIRECTORS INCLUDED IN PROPOSAL 1.

         Directors will be elected by a plurality of the votes cast at the NewState Holdings, Inc. Meeting, whether in person or by proxy.

                             EXECUTIVE COMPENSATION

         The following table provides summary information for each of the last two fiscal years concerning cash and non-cash compensation paid to or accrued for Ernest B. Kim, the Corporation's chief executive officer and president for the past two years. No compensation in excess of $100,000 was awarded to, earned by, or paid to any other executive officer of the Corporation during the fiscal years 1999 and 1998.


                           Summary Compensation Table


                                                                               Long Term Compensation
                                        Annual Compensation                            Awards
                                        -------------------                            ------

                                                                                                 Securities
                                                                              Restricted         Underlying          All Other
   Name and Principal                                                           Stock             Options/          Compensation
        Position                Year        Salary ($)      Bonus ($)        Award (s) $           SARs(#)              ($)
        --------                ----        ----------      ---------        -----------           -------              ---
Ernest B. Kim, Chairman,        1999        $532,881             -0-               -0-               -0-                  -0-
President & CEO                 1998         $42,000             -0-               -0-               -0-                  -0-



Employment Contracts

         On January 3, 2000, NewState Capital entered into an employment agreement with Kwang Yong Koh, Vice President and Chief Operating Officer of NewState Capital. This agreement obligates NewState Capital to pay Mr. Ko an annual salary of 56 million Korean Won (US$ 50,000), plus a 0.05% commission on the total amount of new mortgage originations per year received by the branch offices under Mr. Koh's control and supervision. This agreement is terminable at will by NewState Capital.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Corporation's independent public accountants, Young Wha Corporation, the Ernest & Young International member firm in Korea ("Young Wha"), have audited the books and records of NewState Holdings, Inc., as well as the books and records of NewState Capital Co., Ltd., its operating subsidiary in Korea, for fiscal year ending March 31, 2000. Selection of NewState Holdings, Inc.'s independent public accountants for the 2001 fiscal year will be made by the Board of Directors subsequent to the Annual Meeting.

         Young Wha has advised NewState Holdings, Inc. that one or more representatives from Ernst & Young LLP in New York will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.

         The Corporation dismissed its prior independent auditors, Arthur Andersen LLP, effective March 23, 2000. On that date the Corporation appointed Young Wha as its independent auditors. These actions were approved by the Board of Directors of the Corporation on March 23, 2000. The dismissal resulted from a mutual agreement between Arthur Andersen LLP and the Corporation.

         The Corporation selected and approved Young Wha after an extensive evaluation process initiated by the Corporation's Board of Directors. The Corporation had not sought the advice of Young Wha on specific audit or accounting issues relating to its financial statements prior to engagement of that firm.

         The report of Arthur Andersen LLP on the Corporation's financial statements for the years ended December 31, 1998 and 1997 were modified due to substantial doubt about the Corporation's ability to continue as a going concern.

         In connection with the audits of the Corporation's financial statements for the two most recent fiscal years and through March 28, 2000, there had been no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the Corporation's financial statements for such years.


                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters that may come before the Annual Meeting. However, in the event such other matters come before that meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

         Stockholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it to the Corporation in the enclosed envelope.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      ERNEST B. KIM
                                      ___________________________________
                                      Ernest B. Kim
                                      Chairman, President and
                                      Chief Executive Officer

New York, New York
October 6, 2000